EXHIBIT 32.1


                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of National Coal Corporation a Florida corporation (the "Company"), does hereby certify with respect to the Annual Report of the Company on Form 10-KSB/A for the eleven month period ended Inception (January 30, 2003) to December 31, 2003, as filed with the Securities and Exchange Commission (the "10-KSB Report") that:

(1)      the Form 10-KSB/A Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Form 10-KSB/A Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





Date:  December 10, 2004                       /s/ Jon Nix
                                               -------------------------
                                                 Jon Nix
                                                 President and
                                                 Chief Executive Officer






Date:  December 10, 2004                      /s/ Robert Chmiel
                                              --------------------------
                                                 Robert Chmiel,
                                                 Chief Financial Officer